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                                                                    Exhibit 10.1


This DEED OF LEASE (herein called LEASE), made this 1st day of June, 2001, by and between Harold F. Demsko and estate of Linwood Duck, known as the Windsor Office Group, with its principal offices in the Town of Windsor/County of Isle of Wight ("Landlord"), and Citizens National Bank ("Tenant");

WITNESSETH:

1. PREMISES. Landlord hereby demises and leases to Tenant, and Tenant hereby
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takes and leases from Landlord, that certain storeroom (the "Leased Premises")
now or hereafter to be constructed in the Town of Windsor and known hereafter as the "Business Complex" in the Town of Windsor/County of Isle of Wight, State of Virginia, known and numbered as Unit B having a width of approximately 20 feet, by a depth of 25 feet, measured from the front building line to the rear building line and from the center line of dividing walls, and containing approximately 500 square feet. The Leased Premises are outlined on a diagram of the business Complex attached hereto as Exhibit A and made a part hereof. Exhibit A sets forth the general layout of the Business Complex and shall not be deemed to be a warranty on the part of the Landlord that the Business Complex will be exactly as indicated on said diagram. Landlord may increase, reduce or change the number, dimensions and locations of roadways, walks, buildings and parking areas as Landlord shall from time to time deem proper.

2. USE OF COMMON AREAS. Occupancy by Tenant of the Leased Premises shall include
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the right to use in common with others entitled thereto, of the parking areas, service roads, and sidewalks (the "Common Areas") shown and depicted on Exhibit A, subject, however, to the terms and conditions of this Lease and to all rules and regulations for the use thereof as may from time to time be prescribed by Landlord with reasonable notice from Landlord, including but not limited to changes in the method used to calculate the charges due from Tenant, including the Common Area Maintenance, sewer and water charges and other additional charges due from Tenant, so long as such alternate methods fairly and accurately reflect the actual charges incurred by Landlord for such services or expenses.

3. LENGTH AND COMMENCEMENT OF TERM. The term of this Lease shall commence on the
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date (the "Commencement Date")

   (a) which is thirty (30) days after Landlord notifies Tenant in writing that the Leased Premises are ready for occupancy or

   (b) on which Tenant shall open the Leased Premises for business, whichever shall first occur, and the term shall expire at the end of Month by Month following (i) the Commencement Date if that date is the first day of any calendar month or (ii) the first day of the calendar month next succeeding the Commencement Date if that date is not the first day of a calendar month;

(c) in any event, the term of this lease shall commence no later than at 12:01 A.M. on June (month) 1st (day), 2001 (year) and continuing on a Month by Month Lease basis.

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4. RENT.
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   (a) Landlord reserves, and Tenant convenants to pay to Landlord without prior demand being made therefore and without offset of any kind, as rent for the Leased Premises the sum of $ N/A per annum ("Minimum Rent") for the first 12 months of the Lease term, payable in monthly installments of $300 each calendar month for a term of Month to Month. The Minimum Rent for each succeeding 12 month period of the term shall be determined by increasing the Minimum Rent for the prior 12 month period by zero percent (0%) and such new Minimum Rent shall be payable in equal monthly installments in advance, payable on the first day of each calendar month thereafter, up to the term of this contract.

(b) As rent, in addition to the above, beginning with the Commencement Date, Tenant shall pay on a monthly basis its prorata share of the "Business Complex operating expenses." As an estimate of this monthly cost and subject to additions and adjustments as set out herein, Tenant shall pay to the Landlord monthly, in advance, the sum of $-0-, based on $-0- per square foot annually, as its estimated prorata share of the "Business Complex operating expenses." When applied to any portion of a sum described in this Lease, the term estimated prorata share shall mean a fraction to be multiplied by such sum, the numerator of which is the total gross square footage of the Leased Premises and the denominator of which is the total retail square footage then leased by Landlord in the Business Complex at the time of such calculation (prorated as of the Commencement Date and as of the date of expiration of the term). For purposes hereof, the term "Business Complex" shall mean that portion of the total Business Complex as shown on Exhibit A which is owned and controlled by Landlord; and shall not include parking lots and other "common areas" owned by others or ground leased and maintained by others. Of the $ per square foot of estimated "Business Complex operating expenses", $ per square foot is estimated to cover all amounts paid or incurred by Landlord during the term of this lease including, but not limited to, costs for equipping, operating, maintaining, managing, repairing and replacing the Common Areas now existing or hereafter added to the Business Complex, including curbs and walkways; cleaning and sweeping; trash removal from the Common Areas; repainting of buildings and canopies; costs and expenses of planting and replacing flowers and landscaping; water and sewerage charges and the cost of repairing and maintaining water and sewer lines not confined to any leased premises or otherwise attributable to the Common Areas (which amount shall be estimated, based on Landlord's reasonable allocation, from total water and sewerage charges, maintenance and repair of such systems, incurred, assessed or paid by Landlord for the period); all amounts paid by Landlord for preventative maintenance items or required by either the prudence of Landlord in an attempt to decrease the long term cost of any service, or required or suggested by any governmental authority or by any insurance carrier or rating organizations either to reduce premiums or minimize loss frequency and/or severity to Landlord or its tenants; maintenance, repair and replacement of utility systems; repair and maintenance of canopies; substantial repair but not replacement of the Business Complex roof; repair and/or replacement of gutters and downspouts; the cost of electricity for lighting, repair and the replacement of fixtures, bulbs and the like; the cost of Christmas or other seasonal or festive decorations purchased by Landlord for decoration of the Business Complex, including the cost of installation, maintenance and storage of such decorations; fees required for licenses and

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permits; the cost of compliance with any license or permit; parking lot repair and line painting; $-0- per square foot is estimated to cover the cost of Real Estate Taxes for the Business Complex as described in Section 22 hereof. Tenant's share of "Business Complex operating expenses" shall be adjusted annually at the end of each calendar year throughout the term of this Lease to reflect the actual "Business Complex operating expenses" charge incurred during the preceding Lease Year or partial Lease Year, prorated appropriately for any such partial Lease Year. Landlord shall bill Tenant at the end of each calendar year for its prorata share of the actual "Business Complex operating expenses" experienced by Landlord during the preceding Lease Year or any part thereof. In addition, Landlord shall adjust Tenant's prorata share of the estimated Business Complex operating expense charge for the following calendar year based on the actual charges for the preceding calendar year or the anticipated charges for the next year. Tenant acknowledges that Tenant shall be liable for his prorata share of such actual charges after expiration of this Lease.

   (c) All rental payments shall be made to Windsor Office Group until Landlord
                                            --------------------
shall otherwise direct in writing.

   (d) Tenant covenants and agrees to pay Landlord as a late charge five percent (5%) of the amount due on all rents (including Minimum Rents and Business Complex operating expenses) and all other sums due under this Lease, if said sums or any part thereof have not been paid within ten (10) days of their due date without further notice. Landlord expressly reserves all other rights and remedies provided herein or available at law or in equity with respect to nonpayment of the rents or other sums or performance reserved provided for herein.

   (e) Tenant covenants and agrees to pay Landlord as a returned check charge the greater of $25.00 or two percent (2%) of the amount of such check which is returned by the bank for insufficient funds or for any other reason which is not the fault of the Landlord.

   (f) Tenant has deposited with the Landlord the sum of $-0- as security for the full and faithful performance by Tenant of all terms of this Lease required to be performed by Tenant. Such sum shall be returned to Tenant without interest on such deposit after the expiration of this Lease, provided Tenant has fully and faithfully carried out all of its terms. Tenant shall not deduct or set off rent or other sums due Landlord from this deposit. Landlord may deduct from this deposit any amounts due it from Tenant and require Tenant to immediately pay to Landlord a sum sufficient to return the deposit to the full amount above or be in breach of this Lease.

5. USE OF LEASED PREMISES. The Leased Premises shall be used solely for the
-------------------------
conduct of Banking/Bank Charter and for no other purpose. As a material inducement to Landlord to enter into this Lease, Tenant agrees to operate such a business in the Leased Premises at all times during the term of this Lease. The provisions of this paragraph 5 are intended for the benefit of any other tenant of the Business Complex. No other tenant of the Business Complex shall have the right to enforce or cause Landlord to enforce the provisions hereof; nor shall Tenant have the right to enforce or cause Landlord to enforce this or any similar provision in any other space for lease in the Business Complex.

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6. LEASE YEAR. "Lease Year" as used in this Lease means the period from the
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Commencement Date to the end of the twelfth full calendar month thereafter and each and every twelve-month period thereafter during the term of this Lease.

7. TRADE FIXTURES. Tenant shall have the right to install its trade fixtures in
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the Leased Premises during the completion of construction and buildout by
Landlord, provided such installation shall not interfere with the construction of the building in which the Leased Premises are located, and such installation shall be at the sole risk and expense of Tenant. Subject to Landlord's rights of distraint, and in accordance with the Town of Windsor sign ordinance, all trade fixtures, including monument and free standing signs, installed in the Leased Premises by Tenant shall remain the property of, and shall be removed by, Tenant at the expiration of this Lease, if Tenant is not in default hereunder. Tenant agrees promptly to repair or reimburse Landlord for the cost of repairing all damages to the Leased Premises occasioned by the removal of said fixtures by either party or their agents.


8. USE OF PARKING AREAS.
-----------------------

   (a) All parking areas, driveways, entrances and exits thereto, and other facilities furnished by Landlord in or near the Business Complex shall at all times be subject to the exclusive control and management of Landlord, and Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all such facilities and areas.

   (b) It is expressly understood that the parking in the Common Areas are intended primarily for use by the customers of the tenants in the Business Complex and Tenant accordingly agrees that its employees will not use said parking areas and the driveways, streets or vacant land in the Business Complex for the storage of automobiles, trucks or any other vehicles.

9. LANDLORD'S INSURANCE. Landlord convenants that it will keep the building
-----------------------
which Landlord owns, of which the Leased Premises are a part, excluding the Tenant's improvements, furnishings, fixtures and inventory, insured against damage by fire, extended coverage and other perils, in an amount not less than 80% of the replacement cost of said premises, and in addition will carry such general liability coverage for the Common Areas as it shall deem appropriate.

10. LEASEHOLD IMPROVEMENTS BY LANDLORD. Landlord covenants that it will provide
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the following improvements to the Leased Premises,

   (a) 2 foot by 4 foot suspended ceiling with 6 inch insulation,
   (b) 8 foot by 8 foot, bathroom with plumbing fixtures,
   (c) heating and cooling heat-pump system,
   (d) exterior installation of phone jacks,
   (e) ceiling lighting,
   (f) electrical wall outlets for outer walls only,
   (g) interior painting of all walls, including any walls from tenant's leasehold improvements
   (h) concrete floor.

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11. LEASEHOLD IMPROVEMENTS BY TENANT. Tenant shall not make any alterations,
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additions, or improvements to the Leased Premises without Landlord's prior written consent, except for non-structural alterations which do not exceed ten thousand dollars ($10,000) in cost cumulatively over the lease term and which are not visible from the outside of the Business Complex. All alterations and improvements shall be done in a good and workmanlike manner, in conformity with all applicable laws and regulations, and by a contractor approved by Landlord.

12.   MAINTENANCE BY LANDLORD.
------------------------------

      (a) Landlord covenants that it will, (i) within a reasonable time after being notified in writing by Tenant of the need therefor, make such repairs to the roof, outside walls, store front, gutters, and downspouts of the building of which the Leased Premises is a part as may be necessary in order to keep such building in good condition of repair, unless said repairs are occasioned by the negligence or willful act of Tenant or any of its agents, employees, invitees or contractors, in which event such repairs shall be made by and at the expense of Tenant. In any event, it is agreed that Landlord shall not be responsible for any damages resulting from any leak or defect in the roof, sidewalls, gutters or downspouts unless such damage is due to Landlord's failure to make repairs thereto within a reasonable time after having been notified in writing by Tenant of the need therefor; and (ii) maintain in good condition of repair, stripe and adequately light the parking areas of the Business Complex. These covenants and the continuing obligation of Landlord are subject to and conditioned upon the periodic payment by Tenant of Business Complex operating expenses or reimbursement as applicable pursuant to the provisions of paragraph 4(b) hereof.

   (b) Landlord shall pay all costs incident to the rental or purchase of a fully-closed trash container and the periodic trash removal thereof.

13. MAINTENANCE BY TENANT.
-------------------------

   (a) Tenant agrees that it will, at all times during the term of this Lease and at its own cost and expense, keep (i) the interior of the Leased Premises and the appurtenances thereto, including without limitation the heating system, air conditioning system, sinks and toilets, plumbing, windows, glass, electric lines, fixtures, doors and locks, interior walls, in good condition of repair, taking preventative maintenance and making such replacements as may be necessary from time to time, it being expressly understood that Tenant will be obligated to make all repairs and replacements necessary to keep the Leased Premises and the appurtenances thereto in good order and condition except only those which Landlord has expressly agreed to make under the provisions of paragraph 12 of this Lease, and (ii) the Leased Premises and entryways, sidewalks, and delivery areas adjacent to said premises clean and free from obstruction, rubbish, dirt, snow and ice.

   (b) Tenant shall store all trash, rubbish and garbage in fully closed containers at the rear of the Leased Premises as approved by Landlord. Tenant shall not burn, flush or otherwise dispose of any trash, waste, rubbish or garbage in or about the Leased Premises. Tenant covenants it shall

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not cause or permit the use, handling, storage or disposal of any hazardous or toxic substance regulated or prohibited by environmental laws either in, on or about the Leased Premises as such terms are defined by local, State or Federal ordinance or law or by any agency regulating such substances.

    (c) In connection with the requirements of this Section, Tenant agrees to obtain and maintain in full force from a reputable company a maintenance contract on the heating and air conditioning systems to furnish Landlord with a copy of said contract on the Commencement Date and from time to time thereafter on at least an annual anniversary basis without further demand during the term of this lease.

    (d) Tenant agrees that it will, at Tenant's expense, comply with any mandatory preventative maintenance items (including smoke detectors) required by Landlord, insurance carriers, rating authorities, or public officials to minimize premiums, operating expenses, loss frequency and/or severity within the Leased Premises.

14. SUNDRY COVENANTS OF TENANT.
------------------------------

    (a) Tenant agrees that it will, at all times during the term of this Lease, take any and all steps necessary to prevent the filing of mechanic's liens against the leased Premises; or, if filed, to have same discharged by payment or bond immediately. If requested by Landlord, Tenant will secure a payment and performance bond, with surety, prior to allowing the commencement the annexation of any materials or labor to the leased Premises. Tenant will comply with all federal, state and municipal laws, ordinances and regulations relating to the Leased Premises and the business conducted therein; Tenant will pay promptly for all electricity and other utilities consumed therein. Tenant will not use or permit to be used any advertising medium or device, including banners, store window posters, outside displays or phonograph, radio or public address system, without the prior written consent of Landlord; Tenant will not use or permit to be used, the Leased Premises for any illegal or immoral purpose or for a purpose that would be embarrassing to Landlord or other tenants of the Business Complex; Tenant will not make any alterations in or to the Leased premises without the prior written consent of Landlord; Tenant will not hold any fire, bankruptcy, going-out-of-business or auction sales or other similar sales; and Tenant will not use the sidewalks or any other portions of the Common Areas for any purpose relating to the selling of merchandise or services.

    (b) Tenant shall keep the Leased Premises free from insects, pests and vermin of all kinds, and for that purpose Tenant shall employ at Tenant's cost, such pest extermination contractor as Landlord may direct and at such intervals as Landlord may require.

    (c) Tenant agrees to contain within its premises any and all noise and odors/aromas so that no nuisance will be created and all other premises and common areas within the Business Complex shall be free from noise or odors/aromas which originate in the Leased Premises. The foregoing agreement by Tenant shall be for the benefit of and specifically enforceable by Landlord and all other tenants within the Business Complex.

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15. NO ASSIGNMENT OR SUBLEASE. Tenant will not assign this Lease nor sublet the
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Leased Premises, in whole or part, without the prior written consent of
Landlord; and if such consent is granted by Landlord, Tenant will remain primarily liable for the performance of the covenants herein contained binding upon Tenant. The transfer of fifty percent (50%) or more of Tenant's stock, if Tenant is a corporation, or the transfer of a twenty-five percent (25%) partnership interest in Tenant, if Tenant is a partnership, shall constitute an assignment under the terms of this Lease. The death of Tenant, if tenant is an individual, or the death of any individual partner, if Tenant has individual general partners, shall constitute an assignment. The estate of any deceased individual tenant or individual general partner of Tenant shall be bound to abide by the terms of this Lease. Landlord may sell or assign all or any part of its interest in the Leased Premises or this Lease. In the event Landlord consents to any assignment or sublease, which it need not do, Tenant shall pay a fee to Landlord of not less than FIVE HUNDRED DOLLARS ($500.00).

16. EMINENT DOMAIN. If any part of the Leased Premises shall be taken by
------------------
governmental authority pursuant to its power of eminent domain (or Landlord conveys any part of the Leased Premises pursuant to a threat thereof ), then the Leased Premises shall be reduced in proportion to the amount so taken or conveyed, unless the amount taken shall be so great that it would be impractical for Tenant to continue operation in which event this Lease shall be canceled and termination as of the date the governmental authority commences its use of such taking. Tenant hereby waives any right it may have in and to any condemnation award or sum paid or damages against Landlord for the loss of its business or any other right or asset under threat of condemnation as a result of a complete or partial taking of the Leased Premises or any other portion of the Business Complex or the Common Areas. Unless this Lease is canceled and terminated as aforesaid, any such taking (or any conveyance pursuant to the threat thereof) shall have no effect whatsoever on any rent payable in accordance with the provisions of this Lease or other charges payable as rent, such as Business Complex operating expense charges, security charges and taxes, nor shall any rent or related charges be reduced thereby, unless a portion of the Leased Premises is so taken or conveyed pursuant to the threat of such taking, in which event Minimum Rent, and Business Complex operating expenses shall be reduced proportionately.

17. DAMAGE BY FIRE. If the Leased Premises shall be damaged by fire or other
------------------
casualty during the term hereof (provided such casualty is not caused by Tenant, its agents, employees or invitees), Landlord agrees that it will restore those items for which it is responsible pursuant to paragraph 12 hereof with reasonable dispatch to substantially the same condition they were in prior to such damage, insofar as the proceeds from Landlord's insurance permit and provided that Landlord's mortgagee does not require insurance proceeds paid to it. Landlord shall be deemed to comply with this paragraph and the other terms of this Lease if it has expended all such insurance proceeds paid to landlord for the restoration of the Leased Premises. All other repairs and remodeling shall be conducted at the sole expense of Tenant. Tenant covenants it will repair and restore the Leased Premises at its sole expense if such casualty is caused by its negligence or that of its agents, employees or invitees. If the Leased Premises are rendered untenantable in whole or in part as a result of such damage (where the casualty is not caused by Tenant, its agents, employees or invitees), the Minimum Rent payable hereunder shall be equitably and proportionately abated (according to loss of the date the Leased Premises are restored; provided, however, that if such

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damage occurs during the last two (2) years of the term and exceeds fifty percent (50%) of the Landlord's insurable value of the Leased Premises at the time such damage occurs, Landlord may terminate this Lease as of the date of such damage by giving Tenant written notice of its intention to do so, within thirty (30) days after such damage occurs. If this Lease is so terminated, then rent payable hereunder shall be abated as of the date of such damage, and Tenant shall remove all of its property from the Leased Premises within thirty (30) days after the notice of termination is given.

18. TENANT'S INDEMNIFICATION, LIABILITY AND CASUALTY INSURANCE.
--------------------------------------------------------------

    (a) Tenant agrees that it will hold Landlord harmless from any and all claims or demands for injury or damage to person or property in, on or about the Leased Premises and those portions of the Common Areas adjoining the Leased Premises, including, without limitation, all costs, expenses, attorneys fees or claims or suits arising in connection therewith. Tenant shall promptly notify Landlord and Agent of any such claim or demand as and when made and shall notify Agent and Landlord immediately after the occurrence of any event which may give rise to the accrual of such claim or demand such that Landlord, Agent and their insurance carriers may promptly and accurately evaluate such claim or demand at its occurrence. Tenant covenants that it will, at all times during the term hereof, at its own cost and expense, carry public liability insurance on the Leased Premises (including Common Areas adjoining the Leased Premises) with limits of not less than 1,000,000 for injury or death to one person, 1,000,000
                        ---------                                    ---------
for injury or death to more than one person, and property damage of 100,000
                                                                    -------
including fire. Tenant's public liability insurance shall be so written as to protect Landlord, its agents, Agent and Tenant, as their respective interests may appear. Any mortgagee of Landlord may be listed if requested by Landlord. Tenant further covenants that it will, at all times during the term hereof, at its own cost and expense, carry insurance against damage by fire, extended coverage and other perils, in an amount equal to the replacement value thereof on: (1) all parts of the Leased Premises for which Tenant is responsible under the terms hereof; and (2) Tenant's inventory, furniture, fixtures and equipment. Landlord shall have a prior lien on the proceeds of Tenant's insurance for all sums and performances secured in this Lease. Certificates of such insurance policy or policies shall be delivered to Landlord promptly after the issuance of the respective policies. If Tenant fails to provide such insurance, Landlord may (but shall not be obligated to) do so and collect the cost thereof as a part of rent.

    (b) Landlord shall not be liable for any damage to persons or property sustained in or about the Leased Premises during the term hereof, howsoever caused. Tenant shall save and hold Landlord, their agents, and employees harmless from such liability and will defend same.

19. WAIVER OF SUBROGATION. Insofar as the insurance policy or policies concerned
-------------------------
are not invalidated thereby, Tenant waives any and all right of recovery against Landlord, their agents, and employees for each and every insured loss under the terms of such policy or policies.

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20. DEFAULT AND REMEDIES.
------------------------

    (a) In the event the business being conducted in the leased Premises shall at any time be subsequently terminated, or if Tenant fails to operate in accordance with the provisions of paragraph 5 hereof, or in the event Tenant shall have failed to remit any installment of rent or other payment herein reserved more than ten (10) days after the due date of such installment, or in the event Tenant shall be in default in the performance of any other of the terms, covenants, conditions or provisions herein contained binding upon Tenant after Landlord has given Tenant written notice of such nonperformance, or in the event Tenant shall become insolvent or shall make a general assignment for the benefit of its creditors, or in the event a receiver shall be appointed for Tenant or a substantial part of its property and such receiver is not removed within five (5) days after appointment, Landlord shall have the right (in addition to all other rights and remedies provided by law) to terminate this Lease, to re-enter and take possession of the Leased Premises, peaceably or by force, and to remove any property therein, without liability for damage to, and without obligation to store, such property. In the event of any termination, Landlord may (but shall be under no obligation to) relet the Leased Premises, or any part thereof, from time to time, in the name of Landlord or Tenant, without further notice, for such term or terms, on such conditions and for such uses and purposes as Landlord, in its sole discretion, may determine, and Landlord may collect and receive all rents derived therefrom and apply the same, after deduction of all appropriate expenses, to the payment of the rent payable hereunder, Tenant remaining liable for any deficiency. Landlord shall not be responsible or liable for any failure to so relet the Leased Premises or any part thereof, or for any failure to collect any rent connected therewith.

    (b) All remedies of Landlord shall be cumulative.

    (c) Acceptance by Landlord of delinquent rent after default shall not cure such default nor entitle Tenant to possession of the Leased Premises.

    (d) Upon Tenant's failure to remit payment of any sums due under this lease for more than ten (10) days after such payment shall become due, the Landlord may declare all sums due during the term of this lease, to include rents, additional rents, Business Complex reimbursements, and all others, immediately due and payable. Tenant hereby agrees to such acceleration in the event of a monetary default and agrees to render payment in full of all sums due under the lease immediately upon demand of the Landlord.

    (e) Tenant agrees to pay Landlord interest on all rents, late fees, Business Complex operating expense reimbursements, and other monies due under the lease at the rate of five percent (5%) per annum over the posted prime interest rate or its equivalent of the Farmers Bank of Windsor, Virginia, or any successor banking institution.

21. ATTORNEYS' FEES. Tenant agrees to pay all costs incurred by Landlord on
-------------------
account of Tenant's default hereunder including, but not limited to, collection costs, court costs, and attorneys' fees in an amount equal to the greater of $100 or 25% of any money judgment awarded the Landlord.

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

22. TAXES. Tenant shall pay as additional rent, as part of the Business Complex
---------
operating expenses, all real estate taxes and assessments upon the Leased Premises which are assessed during the term of this Lease. If the Leased Premises are not assessed separately for real estate taxes by the taxing authority, Tenant shall pay such portion of the annual real estate taxes assessed against the Business Complex covered by said tax bill in accordance with the formula set forth in Section 4(b) hereof. All Taxes assessed prior to but payable in whole or in installments after the Commencement Date, and all taxes assessed during the term but payable in whole or in installments after this Lease terminates shall be adjusted and prorated, so that Tenant shall pay its prorata share for the Lease term and Landlord shall pay its prorata share for the periods prior and subsequent to the Lease term. If at any time during the term of this Lease, under the laws of the state of Virginia, or any political subdivision thereof, a tax on rents is assessed against Landlord, in the form of a license tax or otherwise, such tax shall be deemed to be a real estate tax and shall be included within the amount which Tenant is required to pay Landlord.

23. SIGNS, AWNINGS AND CANOPIES. Tenant will not paint or place or suffer to be
-------------------------------
painted, placed or displayed on any exterior door, wall or window of the Leased Premises any sign, awning or canopy, advertising matter or other things of any kind, and will not place or display any decoration, lettering or advertising matter on the glass of any window or door of the Leased Premises without first obtaining Landlord's written approval and consent. Tenant further agrees to maintain such sign, awning, canopy, decoration, lettering, advertising matter or other things as may be approved by Landlord in good condition and repair at all times.

24. ADDENDA, RULES AND REGULATIONS. The Addenda appended to this lease are
----------------------------------
hereby made a part of this Lease, and Tenant agrees to comply with and observe the same. Tenant's failure to keep and observe said Addenda shall constitute a breach of the provisions of this Lease in the same manner as if contained herein as covenants. Landlord reserves the right from time to time to amend or supplement the Rules and Regulations section of this Lease and to adopt and promulgate additional rules and regulations applicable to the Leased Premises and to the Business Complex.

25. SUBORDINATION. Upon request of Landlord, Tenant will subordinate its rights
-----------------
hereunder to the lien of any mortgage or mortgages, or any other security instrument or agreement or the lien resulting from any other method of financing or refinancing, now or hereafter in force against the land and the building of which the Leased Premises are a part or against any building hereafter placed upon the land of which the Leased Premises are a part, and to all advances made or hereafter to be made upon the security thereof. Upon request of any such mortgagee, Tenant will attorn to and acknowledge the foreclosure purchaser or purchasers as Landlord hereunder. In addition, Tenant will promptly furnish, at Landlord's request, such estoppel agreements, consents to assignment of this Lease or of rent due hereunder, and attornment agreements as Landlord may reasonably require to comply with requirements of lenders.

26. RIGHT OF ENTRY. Tenant agrees to allow Landlord or its representative(s) or
------------------
prospective purchaser(s), at any reasonable hour, to enter the Leased Premises for the purpose of inspecting same, for making any repairs deemed necessary or desirable, or for showing the premises to any parties; and six months next preceding the expiration of said term, Tenant will allow the usual

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

notice of "For Rent" to be placed on the front walls or doorways of said premises and to remain thereon without hindrance or molestation.

27. FORCE MAJEURE. In the event either party hereto shall be delayed or hindered
-----------------
in, or prevented from, the performance of any act required hereunder by reason of strikes, lock-outs, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay; provided, however, that the provisions of this paragraph shall not operate to excuse Tenant, nor shall Tenant in any event be excused, from prompt payment of Minimum Rent and Business Complex operating expenses and all other charges due Landlord by Tenant.

28. LIMITATION OF LANDLORD'S LIABILITY. Landlord shall be liable for performance
--------------------------------------
of its obligations hereunder only to the extent of Landlord's assets. The respective partners of Landlord, their heirs, personal representatives, successors, and assigns shall not be personally liable. The liability of Landlord shall not extend beyond the period of Landlord's ownership of the Business Center.

29. NOTICES. Any notice herein provided for to be given to Landlord shall be
-----------
deemed to be given if and when posted in United States registered or certified mail, postage prepaid, addressed to Landlord, c/o Harold F. Demsko, 70E, Windsor Blvd., Suite B, Windsor, VA 23487, and any notice herein provided for to be given to Tenant shall be deemed to be given if and when posted in United States registered or certified mail, postage prepaid, addressed to Tenant at the Leased Premises.

30. QUIET ENJOYMENT. Subject to the terms, covenants and conditions set forth in
-------------------
this Lease, Landlord covenants that Tenant shall have and enjoy quiet and peaceable possession of the Leased Premises during the term hereof.

31. ENTIRE AGREEMENT. This Lease contains the entire agreement between parties
--------------------
hereto, and it cannot be altered or modified in any way except in writing signed by the parties hereto. Tenant hereby acknowledges and agrees that Tenant has not relied on any representations, warranties, agreements, and/or understandings, oral or written, from Landlord or Agent, their agents or employees except those that are set forth herein, in entering into this Lease, and Tenant hereby agrees that any and all negotiations, statements and representations made by Landlord, Agent or any other party on behalf of Landlord have been merged into and superseded by this Lease.

32. NO WAIVERS. The failure of Landlord to insist, in any one or more instances,
--------------
upon strict performance by Tenant of any covenant of this Lease shall not be construed as a waiver or relinquishment for the future of such covenant, but the same shall continue and remain in full force and effect. The receipt by Landlord or its Agent of rent with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision hereof shall be deemed to have been agreed upon unless expressed in writing signed by the parties hereto.

33. PRONOUNS. Every pronoun used in this Lease shall be construed to be of such
------------
number and gender as the context shall require.

34. RULES AND REGULATIONS.
-------------------------

    (a) All loading and unloading of merchandise, supplies and all other materials shall be done at such times, in such areas and through such entrances as may from time to time be designated by Landlord. However, Landlord will make every effort not to interfere with Tenant's loading and unloading, and Landlord will exercise its rights hereunder solely for the purpose of establishing and maintaining efficiency and smoothness of operation of the Business Complex as a whole.

    (b) No radio or television aerial shall be erected on the roof or exterior walls of the leased Premises or on the grounds without the written consent of Landlord in each instance. Any aerial so installed without such written consent shall be subject to removal without notice at any time, and Tenant shall pay Landlord, on demand, the cost of such removal.

    (c) Tenant shall keep the Leased Premises at a temperature sufficiently high to prevent freezing of water in pipes and fixtures.

    (d) The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein.

    (e) The following specifications shall be controlling for all signs: design of any sign shall be approved by the Landlord prior to installation. Sign installation is required within sixty (60) days of Tenant's possession of the Leased Premises.

    (f) The Leased Premises shall be heated by electricity or gas furnaces and no other gas, propane, kerosene, gasoline or any other fuel or other flammable, combustible or hazardous substance shall be used for any purpose whatsoever in the Leased Premises.

    (g) Tenant shall install, maintain and keep in first-class order such fire extinguishers and ion smoke detectors, placed in such locations in the Leased Premises, as may be required by Landlord or any Town Ordinance, State or Federal Statute or by any insurance company or rating bureau which insures, or sets rates for insurance of the Leased Premises.

    (h) Tenant shall be responsible for the cost of repair to the canopy or roof line of the Business Complex building or to any bleaching or staining of the area formerly adjacent to such signage required as a result of the removal of Tenant's sign upon the termination of this Lease. If Tenant abandons the sign upon expiration or sooner termination of the Lease, Landlord shall have the right to remove the sign and Tenant agrees to be responsible for the cost of such removal and the cost of the repairs to the canopy occasioned by such removal.

35. WAIVER OF HOMESTEAD EXEMPTION. Tenant waives the benefit of his homestead
---------------------------------
exemption as to this Lease.

36. SUCCESSORS AND ASSIGNS. This Lease and all the terms, covenants, conditions
--------------------------
and provisions herein contained shall be binding upon and shall inure to the benefit of the parties hereto and their respective personal representatives, heirs, successors and (if and when assigned in accordance with the provisions hereof) assigns.

37. SECURITY. Nothing contained in this Lease constitutes any acknowledgment of
------------
need for security guards or any special security measures to be instituted by the Landlord, and Landlord is not obligated to furnish security at any time in the future notwithstanding notice of the potential need for security beyond that which is provided by local government, except to the extent of security contributions from its tenants.

38. TERMINATION. On expiration or sooner termination of the term of this Lease,
---------------
Tenant shall surrender to Landlord the Leased Premises and all tenant's improvements and alterations in good, clean, orderly, and undamaged condition (except for ordinary wear and tear or condemnation or destruction of the premises as covered by paragraphs 16 and 17), except for alterations that Tenant has removed under the provisions of Paragraph 7. Tenant shall deliver to landlord all keys to the premises, remove all its personal property and make repairs and reimbursements pursuant to Paragraph 7 within the above-stated time. Landlord may elect to retain or dispose of in any manner any alterations or Tenant's personal property that Tenant does not remove from the Leased Premises on expiration or termination of this Lease. Title to any such alterations or Tenant's personal property that Landlord elects to retain or dispose of after expiration of the Term shall vest in Landlord without further responsibility to account to or pay Tenant for such property. Tenant waives all claims against Landlord for any damage to Tenant resulting from Landlord's retention or disposition of any such alterations or personal property. Tenant shall be liable to Landlord for Landlord's costs for storing, removing, and disposing of any alterations or Tenant's personal property which Landlord does not elect to retain. Tenant acknowledges that possession of the Leased Premises must be surrendered to Landlord at the expiration or sooner termination of this Lease. Tenant agrees to indemnify and save Landlord harmless against all costs, claims, loss or liability resulting from delay by Tenant in so surrendering the Leased Premises, including, without limitation, any claims made by any succeeding tenant founded on such delay. The parties recognize and agree that the damage to Landlord resulting from any failure by Tenant timely to surrender possession of the Leased Premises as aforesaid will be extremely substantial, will exceed the amount of the Minimum Rent theretofore payable hereunder, and will be impossible to measure accurately. Tenant therefore agrees that if possession of the Leased Premises is not surrendered to Landlord within 24 hours after the date of the expiration or sooner termination of this Lease, then Tenant shall pay to Landlord for each month and for each portion of any month during which Tenant holds over in the Leased Premises after the expiration or sooner termination of the Term of this Lease, a sum equal to two (2) times the aggregate of that portion of the Minimum Rent and Business Complex operating expenses which were payable under this Lease during the last month hereof. Nothing herein contained shall be deemed to permit Tenant to retain possession of the Leased premises after the expiration of the term of this Lease. The provisions of this paragraph shall survive the expiration or said sooner termination of the term of this Lease.

39. HEADINGS AND CAPTIONS. The headings and captions of each numbered paragraph
-------------------------
of this Lease are for convenience only and shall not be construed to restrict or define the content of any language set out thereunder.

   IN WITNESS WHEREOF each corporate party hereto has caused this Deed of Lease to be executed in its name and behalf by its President, or one of its Vice Presidents; each individual party hereto has hereunto set his hand, and each partnership party hereto has caused this Deed of Lease to be executed in its name and behalf by one or more of its General Partners duly authorized.



     Landlord:


     By:      /s/ Harold F. Demsko
        --------------------------------------------
                  Harold F. Demsko


     By:____________________________________________



     Tenant:


     By:       /s/ Douglas A. Chesson
        --------------------------------------------
                   Douglas A. Chesson


     By:_____________________________________________



SCHEDULE OF EXHIBITS
--------------------

EXHIBIT A      PLATE OF BUSINESS COMPLEX

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